Exhibit 28.1
                                     FORM OF
                              LETTER OF TRANSMITTAL
                            SPECIALTY RETAILERS, INC.

      Offer to Exchange its 11% Series D Senior Subordinated Notes due 2003
                       for any and all of its outstanding
                 11% Series C Senior Subordinated Notes due 2003

             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                5:00 P.M., NEW YORK CITY TIME, ON ________, 1995,
                          UNLESS THE OFFER IS EXTENDED

                      To The First National Bank of Boston
                             (the "Exchange Agent")

 BY REGISTERED OR CERTIFIED MAIL:                          BY HAND
The First National Bank of Boston             The First National Bank of Boston
 Corporate Trust Special Projects                   Blue Hills Office Park
 Attn: Manager - Special Projects              Attn: Manager - Special Projects
        Mail Stop 45-01-10                            Mail Stop 45-01-10
          P.O. Box 1666                                150 Royall Street
   Boston, Massachusetts 02105                   Canton, Massachusetts 02021
                                                     BY OVERNIGHT COURIER:
                                              The First National Bank of Boston
    BY FACSIMILE TRANSMISSION                       Blue Hills Office Park
The First National Bank of Boston              Attn: Manager - Special Projects
 Attn: Corporate Trust Department                     Mail Stop 45-01-10
        Special Projects                               150 Royall Street
         (617) 575-2804                          Canton, Massachusetts 02021

                                TELEPHONE NUMBER:
                                 (617) 575-2950

                  Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

                  The undersigned hereby acknowledges receipt of the Prospectus dated _______, 1995 (the "Prospectus") of Specialty Retailers, Inc. (the "Company") and this Letter of Transmittal (the "LOT"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11% Series D Senior Subordinated Notes due 2003 (the "New Securities"), which have been registered under the Securities Act pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 11% Series C Senior Subordinated Notes due 2003 (the "Old Securities"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on __________, 1995, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined have the meaning given to them in the Prospectus.

                  This Letter of Transmittal is to be used by holders of Old Securities if (i) certificates representing the Old Securities are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Old Securities is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose names appears on a security position listing as the owner of Old Securities (such participants acting on behalf of holders, are referred to herein, together with such holders, as "Authorized Holders") or (iii) tender of the Old Securities is to made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -

Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery of the Exchange Agent.

                  The term "Holder" with respect to the Exchange Offer means any person to whose name Old Securities are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Securities must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:  _______________________________________________

Account Number:     ___________________________________________________________

Transaction Code Number:    ___________________________________________________

Principal Amount of Tendered Old Securities: __________________________________

                  If Holders desire to tender Old Securities pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Old Securities or other required document to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Securities in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 2 below.

[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 2):

Name of Registered or Acting Holder(s): _______________________________________

Window Ticket No. (if any): ___________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Eligible Institution
that Guaranteed Delivery: _____________________________________________________

If Delivered by Book-Entry Transfer,
the Account Number:   _________________________________________________________

Transaction Code Number:   ____________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:  ________________________________________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________

Attention: ____________________________________________________________________

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

                                      BOX 1

                         DESCRIPTION OF OLD SECURITIES*

                                                                                                PRINCIPAL AMOUNT
    NAME(S) AND ADDRESS(ES) OF                                   AGGREGATE PRINCIPAL            TENDERED (MUST BE
       REGISTERED HOLDER(S)               CERTIFICATE            AMOUNT REPRESENTED           AN INTEGRAL MULTIPLE
    (PLEASE FILL IN, IF BLANK)             NUMBER(S)              BY CERTIFICATE(S)               OF $1,000)**

                                             Total

*        Need not be completed by Holders tendering by book-entry transfer.

** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Securities will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

         If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

         The minimum permitted tender is $1,000 in principal amount of Old Securities. All other tenders must be in integral multiples of $1,000.

                     BOX 2                                                         BOX 3

       SPECIAL REGISTRATION INSTRUCTIONS                             SPECIAL REGISTRATION INSTRUCTIONS
         (See Instructions 4, 5 and 6)                                 (See Instructions 4, 5 and 6)
         To be completed ONLY if certificates for                   To be completed ONLY if certificates for Old
Old Securities in a principal amount not tendered,         Securities in a principal amount not tendered, or New
or New Securities issued in exchange for Old               Securities issued in exchange for Old Securities
Securities accepted for exchange, are to be issued in      accepted for exchange, are to be sent to someone other
than the undersigned.                                      the name of someone other than the undersigned, or to the
                                                           undersigned at an address other than that shown above.
   Issue certificate(s) to:
                                                               Delivery certificate(s) to:
   Name_____________________________________
                 (Please Print)                                Name_______________________________________
                                                                              (Please Print)
   Address__________________________________
                                                               Address_____________________________________
   _________________________________________
               (Include Zip Code)                              ____________________________________________
                                                                            (Include Zip Code)
   _________________________________________                   ____________________________________________
(Tax Indemnification or Social Security Number)              (Tax Indemnification or Social Security Number)

                                        5

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Specialty Retailers, Inc., a Delaware corporation (the "Company"), the principal amount of Old Securities indicated in Box 1 above.

                  Subject to and effective upon the acceptance for exchange of the principal amount of Old Securities tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Securities with the full power of substitution to (i) present such Old Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Old Securities on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) deliver certificates for such Old Securities to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(iii) present such Old Securities for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities, all in accordance with the terms of the Exchange Offer.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Securities tendered hereby and that the Company will require good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any New Securities acquired in exchange for Old Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Securities, whether or not such person is the undersigned, that neither the undersigned nor any such other person has the arrangement or understanding with any person to participate in the distribution of such New Securities and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company. In addition, the undersigned and any such person acknowledge that (a) any person participating the Exchange Offer for the purpose of distributing the New Securities must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Securities and cannot rely on the position of the staff of the SEC enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available April 13, 1989) or similar no-action letters and
(b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Securities tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of New Securities. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Old Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Securities. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Securities when and if the Company has given oral or written notice thereof to the Exchange Agent.

                  If any Old Securities herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Securities will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

                                        6

                  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

                  The undersigned understands that tenders of Old Securities pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal of Tenders."

                  Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates (or electronic transfers) representing the New Securities issued in exchange for the Old Securities accepted for exchange and any certificates (or electronic transfers) for Old Securities not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates representing the New Securities issued in exchange for the Old Securities accepted for exchange and any certificates (or electronic transfers) for Old Securities not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates representing the New Securities issued in exchange for the Old Securities accepted for exchange and any certificates for Old Securities not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Securities issued in exchange for the Old Securities accepted for exchange in the name(s) of, and return any certificates for Old Securities not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Securities from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Securities so tendered.

         Holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available or (ii) who cannot deliver the Old Securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Securities according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

                         PLEASE SIGN HERE WHETHER OR NOT
               OLD SECURITIES ARE BEING PHYSICALLY TENDERED HEREBY
X ______________________________________     ______________________ Date

X ______________________________________     ______________________ Date

Area Code and Telephone Number:________________________________

                  The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Securities or by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Old Securities, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Securities to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

                                        7

Name(s):  _____________________________________________________________________
                                 (Please Print)

Capacity: _____________________________________________________________________

Address: ______________________________________________________________________
                               (Include Zip Code)

_______________________________________________________________________________

                        MEDALLION SIGNATURE GUARANTEE (If
                           required by Instruction 5)
        Certain Signatures must be Guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution: ___________________________
                                                       (Authorized Signature)

_______________________________________________________________________________
                                     (Title)

_______________________________________________________________________________
                                 (Name of Firm)

_______________________________________________________________________________
                           (Address, Include Zip Code)

_______________________________________________________________________________
                        (Area Code and Telephone Number)

Dated: ________________________________________________________________________

                                        8

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

                  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD SECURITIES OR BOOK ENTRY CONFIRMATIONS. Certificates representing the tendered Old Securities (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Old Securities transferred electronically), as well as properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Securities and all other required documents is at the election and risk of the tendering Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering Holder of the Company's acceptance of tendered Old Securities prior to the Closing of the Exchange Offer.

                  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Securities but whose Old Securities are not immediately available and who cannot deliver their certificates for Old Securities (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Securities according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

                  (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

                  (ii) prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of the tendered Old Securities, and the principal amount of tendered Old Securities and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Old Securities (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book Entry Transfer Facility for Old Securities transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

                  (iii) such properly completed and executed Letter of Transmittal and certificates representing the tendered Old Securities in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Securities transferred electronically) must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

                  Any Holder who wishes to tender Old Securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Securities prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery person.

                  3. TENDER BY HOLDER. Only a Holder of Old Securities may tender such Old Securities in the Exchange Offer. Any beneficial owner of Old Securities who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Securities, either make appropriate arrangements to register ownership of the Old Securities in such owner's name or obtain a properly completed bond power from the registered Holder (the "Acting Holder").

                                       9

                  4. PARTIAL TENDERS. Tenders of Old Securities will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Securities is tendered, the tendering Holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Securities" (Box 1) above. The entire principal amount of Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Old Securities for the principal amount of Old Securities not tendered and New Securities exchanged for any Old Securities tendered will be sent to the Holder at his or her registered address (or transferred to the account of the Book-Entry Facility designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

                  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Securities tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Securities without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Securities.

                  If any of the tendered Old Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Securities are held in different names on several Old Securities, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Securities are held.

                  If this Letter of Transmittal is signed by the registered Holder or Acting Holder, and New Securities are to be issued and any untendered or unaccepted principal amount of Old Securities are to be reissued or returned to the registered Holder or Acting Holder, then, the registered Holder or Acting Holder need not and should not endorse any tendered Old Securities nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Acting Holder), the registered Holder or Acting Holder must either properly endorse the Old Securities tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Securities, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Securities, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution (as defined in the Prospectus).

                  If this Letter of Transmittal or any Old Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

                  No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Securities tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Securities) and the issuance of New Securities (and any Old Securities not tendered or not accepted) are to be issued directly to such registered Holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any New Securities or Old Securities not tendered or not accepted are to be deposited to such participant's account at such Book-Entity Transfer Facility) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Old Securities are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

                  6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the New Securities and/or substitute Old Securities for principal amounts not tendered or not accepted for exchange are to be sent (or deposited), if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering Holders should complete the applicable box.

                                       10

                  If no such instructions are given, the New Securities (and any Old Securities not tendered or not accepted) will be issued in the name of and sent to the Acting Holder of the Old Securities or deposited at such Acting Holders' account at the Book-Entry Transfer Facility.

                  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Securities to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Securities to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering Holder.

                  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Securities listed in this Letter of Transmittal.

                  8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a Holder of any Old Securities which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

                  To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Old Securities are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

                  The Company reserves the right in its sole discretion o take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

                  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Securities will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Securities not validly tendered or any Old Securities, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Securities as to any ineligibility of any Holder who seeks to tender Old Securities in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Securities must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Securities, but shall not incur any liability for failure to give such notification.

                  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any tendered Old Securities.

                  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Securities on transmittal of this Letter of Transmittal will be accepted.

                  12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD SECURITIES. Any tendering Holder whose Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

                                       11

                  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                  14. ACCEPTANCE OF TENDERED OLD SECURITIES AND ISSUANCE OF NEW SECURITIES; RETURN OF OLD SECURITIES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Securities as soon as practicable after the Expiration Date and will issue New Securities therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Securities when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Old Securities are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Securities will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under "Special Delivery Instructions."

                  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal of Tenders."

                     PAYOR'S NAME: SPECIALTY RETAILERS, INC.

              SUBSTITUTE                Name (if joint names, list first and
                                        circle the name of the person or entity
                                        whose number you enter in Part 1 below.
                                        See instructions if you name has
                                        changed.)

               Form W-9                 Address

        Department of Treasury          City, State and ZIP Code
                                        List account number(s) here (optional)

       Internal Revenue Service         Part 1 - PLEASE PROVIDE YOUR                      Social Security Number
                                        TAXPAYER IDENTIFICATION                                   or TIN
                                        NUMBER ("TIN") IN THE BOX AT
                                        RIGHT AND CERTIFY BY SIGNING
                                        AND DATING BELOW

                                        Part 2 - Check the box if you are NOT
                                        subject to backup withholding under the
                                        provisions of section 3408(a)(1)(C) of
                                        the Internal Revenue Code because (1)
                                        you have not been notified that you are
                                        subject to backup withholding as a
                                        result of failure to report all interest of dividends (2) the Internal Revenue
                                        Service has notified you that you are no longer subject to backup withholding. [ ]

        Payor's Request for TIN         CERTIFICATION - UNDER THE                                Part 3 -
                                        PENALTIES OF PERJURY, I CERTIFY                        AWAITING TIN
                                        THAT THE INFORMATION
                                        PROVIDED ON THIS FORM IS TRUE,                             [ ]
                                        CORRECT AND COMPLETE.
SIGNATURE                               DATE

Note
      FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FROM W-9 FOR ADDITIONAL DETAILS.

                                       13

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FROM W-9

                                   PAGE 1 OF 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING Payees specifically exempted from backup withholding on ALL payments include the following:
    o  A corporation
    o  A financial institution
    o An organization exempt from tax under section 501(a), or an individual retirement plan.
    o  The United States or any agency or
       instrumentality thereof.
    o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
    o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
    o  A real estate investment trust.
    o  A common trust fund operated by a bank under
       section 584(a).
    o  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
    o An entity registered at all times under the Investment Company Act of 1940.
    o  A foreign central bank of issue.
    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
    o Payments to nonresident alien subject to withholding under section 1441.
    o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner
    o  Payments made by certain foreign organizations.
    o  Payments made to a nominee.
    Payments of interest not generally subject to backup withholding include the following:
    o Payments of interest and obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $00 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payor.
    o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
    o Payments described in section 6049(b)(5) to nonresident aliens.
    o  Payments on tax-free covenant bonds under
       section 1451.
    o  Payments made by certain foreign organizations.
    o  Payments made to a nominee.
Exempt payees described above should file Form W-i to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACT OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the number for identification purposes. Payors must be given the numbers whether or not recipients are required to file returns. Payors must generally withhold 20% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES
(1) Penalty for Failure to Furnish Taxpayer Identification Number - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments - If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information With Respect to Withholding - If you made a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Information Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    FOR ADDITIONAL INFORMATION CONTACT
    YOUR TAX CONSULTANT OR THE
    INTERNAL REVENUE SERVICE

                                       14

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                   Page 2 of 2

Guidelines for Determining the Proper Identification Number to Give the Payor, Social Security numbers have nine digits separate by two hyphens: e.g., 000-00-0000. Employer identification numbers have nine-digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the Payor.

For this type of account:            Give the                     For this type of account:            Give the EMPLOYER
                                     SOCIAL SECURITY                                                   IDENTIFICATION
                                     number of:                                                        number of

1.    For an individual account      The individual               8.    Sole proprietorship account    The owner

2.    Two or more individuals        The actual owner of the      9.    A valid trust, estate or       The legal entity (Do not
      (joint account)                account or, if combined            pension trust                  furnish the identifying
                                     funds, any one of the                                             number of the personal
                                     individuals                                                       representative or trustee
                                                                                                       unless the legal entity
                                                                                                       itself is not designated in
                                                                                                       the account title)

3.    Husband and wife (joint        The actual owner of the      10.   Corporate account              The corporation
      account)                       account or, if joint
                                     funds, either person

4.    Custodian account of a         The minor                    11.   Religious, charitable, or      The organization
      minor (Uniform Gift                                               educational organization
      Minors Act)                                                       account

5.    Adult and minor (joint         The adult or, if the         12.   Partnership account held in    The partnership
      account)                       minor is the only                  the name of business
                                     contributor, the minor

6.    Account in the name of         The ward, minor, or          14.   A broker or registered         The broker or nominee
      guardian or committee for      incompetent person                 nominee
      a designated ward, minor,
      or incompetent person

7.a   The usual revocable            The Grantor-trustee          15.   Account with the               The public safety
      savings trust account                                             Department of Agriculture
      (grantor is also trustee)                                         in the name of a public
                                                                        entity (such as a State of
                                                                        local government, school
                                                                        district, or prison) that
                                                                        receives agricultural
                                                                        program payments

  b.  So-called trust account that
      is not legal or valid trust

(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's minor's or incompetent person's name and furnish the ward's, minor's or incompetent person's social security number.

(4)   Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled with there is more than one name, the number will be considered to be that of the first name listed.

                                       15



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